                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                          -----------------------------


                           FORM 8-K/A AMENDMENT NO. 1




                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 9, 1997

                            CPI Aerostructures, Inc.
                            ------------------------
             (Exact name of Registrant as specified in its charter)


              New York                   1-11398               11-2520310
              --------                   -------               ----------
(State or Other Jurisdiction        (Commission File           (IRS Employer
        of Incorporation)                Number)          Identification Number)



                    200A Executive Drive, Edgewood, NY 11717
                    ----------------------------------------
               (Address of principal executive offices)(Zip Code)

                                 (516) 586-5200
                                 --------------
              (Registrant's telephone number, including area code)

EXPLANATORY NOTE

         This Amendment No. 1 on Form 8-K/A to the Current Report on Form 8-K ("Form 8-K") for October 9, 1997 of CPI Aerostructures, Inc., a New York corporation ("the Company") is submitted in order to provide the Financial Statements and pro forma financial information called for under Item 7 of Form 8-K concerning the Company's acquisition of Kolar Machine, Inc. Therefore, the Company hereby amends its Form 8-K in accordance with Rule 12b-15 under the Securities Exchange Act of 1934.

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors
Kolar Machine, Inc.


We have audited the accompanying balance sheet of Kolar Machine, Inc. as of October 9, 1997 and the related statements of income and retained earnings, and cash flows for the year ended December 31, 1996 and the period from January 1, 1997 to October 9, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kolar Machine, Inc. as of October 9, 1997, and the results of its operations and its cash flows for the year ended December 31, 1996 and the period from January 1, 1997 to October 9, 1997 in conformity with generally accepted accounting principles.


GOLDSTEIN GOLUB KESSLER & COMPANY, P.C.

November 7, 1997

                                                             KOLAR MACHINE, INC.

                                                                   BALANCE SHEET

============================================================================================================
October 9, 1997
------------------------------------------------------------------------------------------------------------
ASSETS
Current Assets:
  Cash and cash equivalents (Note 1)                                                             $   250,000
  Accounts receivable                                                                              1,275,496
  Inventory (Notes 1 and 2)                                                                        2,055,469
  Prepaid expenses and other current assets                                                           26,149
------------------------------------------------------------------------------------------------------------

      Total current assets                                                                         3,607,114

Property and Equipment - net (Notes 1, 3 and 4)                                                    1,635,983


------------------------------------------------------------------------------------------------------------
      Total Assets                                                                                $5,243,097
============================================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
  Accounts payable                                                                                 $ 312,880
  Accrued expenses                                                                                   281,578
  Notes Payable (Note 4)                                                                           1,041,315
  Deferred income tax payable (Note 6)                                                                67,000
------------------------------------------------------------------------------------------------------------

      Total current liabilities                                                                    1,702,773
------------------------------------------------------------------------------------------------------------


Commitments (Note 5)

Shareholders' Equity:
  Common stock - no par value; authorized 200 shares, issued 100 shares,
   outstanding 30 shares                                                                              75,000
  Retained Earnings                                                                                3,865,324
------------------------------------------------------------------------------------------------------------

                                                                                                   3,940,324

Less treasury stock, 70 shares, at cost                                                             (400,000)
------------------------------------------------------------------------------------------------------------

      Shareholder's equity                                                                         3,540,324

------------------------------------------------------------------------------------------------------------
      Total Liabilities and Shareholders' Equity                                                  $5,243,097
============================================================================================================


                        See Notes to Financial Statements

                                                             KOLAR MACHINE, INC.

                                       STATEMENT OF INCOME AND RETAINED EARNINGS

============================================================================================================
                                                             Period Ended                   Year Ended
                                                            October 9, 1997              December 31, 1996
------------------------------------------------------------------------------------------------------------

Net Sales                                                     $ 12,288,058                  $ 13,864,920

Cost of sales                                                    8,370,381                     9,222,720
------------------------------------------------------------------------------------------------------------

Gross profit                                                     3,917,677                     4,642,200

Selling, general and administrative expenses                     2,042,804                     1,944,013
------------------------------------------------------------------------------------------------------------

Income from operations                                           1,874,873                     2,698,187

Interest expense                                                   (52,844)                      (54,161)

Interest income                                                     38,712                        55,944
------------------------------------------------------------------------------------------------------------
Income before provision for income taxes                         1,860,741                     2,699,970

Provision for income taxes (Note 6)                                 30,499                        31,956
------------------------------------------------------------------------------------------------------------

Net income                                                       1,830,242                     2,668,014

Retained earnings at beginning of period                         3,678,710                     2,606,156

Distributions to shareholder                                    (1,634,628)                   (1,595,460)
------------------------------------------------------------------------------------------------------------

Retained earnings at end of period                           $   3,865,324                  $  3,678,710
============================================================================================================
Earnings per share                                           $      61,008                  $     88,934
============================================================================================================
Weighted average number of shares outstanding                           30                            30
============================================================================================================
Pro forma (unaudited):
Net income (as above)                                        $   1,830,242                  $  2,668,014
Provision for income taxes (Note 6)                                716,000                     1,050,000
------------------------------------------------------------------------------------------------------------
Pro forma net income                                         $   1,114,242                  $  1,618,014
============================================================================================================






                        See Notes to Financial Statements

                                                             KOLAR MACHINE, INC.

                                                         STATEMENT OF CASH FLOWS

=============================================================================================================
                                                                          Period Ended         Year Ended
                                                                         October 9, 1997    December 31, 1996
--------------------------------------------------------------------------------------------------------------

Cash flows from operating activities:
  Net income                                                               $ 1,830,242         $ 2,668,014
  Adjustments to reconcile net income to net cash provided by operating activities:
    Depreciation and amortization                                              358,955             367,819
    Gain on sale or abandonment of equipment                                     6,075              (1,394)
    Provision for deferred income taxes                                         12,499              11,737
    Changes in operating assets and liabilities:
      (Increase) decrease in accounts receivable                               101,341            (368,476)
      Increase in inventory                                                   (741,092)           (414,716)
      (Increase) decrease in prepaid expenses and other current assets           5,417             (23,385)
      Increase (decrease) in accounts payable                                  183,200            (157,267)
      Increase in accrued expenses                                             185,612              48,445
------------------------------------------------------------------------------------------------------------
        Net cash provided by operating activities                            1,942,249           2,130,777
------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
  Purchase of property and equipment                                          (971,221)           (680,979)
  Proceeds from sale of equipment                                                 --                 5,306
------------------------------------------------------------------------------------------------------------
        Net cash used in investing activities                                 (971,221)           (675,673)
------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
  Net increase in notes payable                                                360,965             158,679
  Principal payments on capital lease obligations                               (4,377)                  -
  Distributions paid to shareholder                                         (1,643,628)         (1,595,460)
------------------------------------------------------------------------------------------------------------
        Net cash used in financing activities                               (1,287,040)         (1,436,781)
------------------------------------------------------------------------------------------------------------

Net increase (decrease) in cash and cash equivalents                          (316,012)             18,323

Cash and cash equivalents at beginning of period                               566,012             547,689
------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of period                                 $   250,000         $   566,012
============================================================================================================

Supplemental disclosures of cash flow information:

Cash paid during the period for:
  Interest                                                                 $    57,855         $    50,468
============================================================================================================
  Income taxes                                                             $     5,053         $    42,247
============================================================================================================








                        See Notes to Financial Statements

                                                             KOLAR MACHINE, INC.

                                                   NOTES TO FIANNCIAL STATEMENTS

================================================================================


1.   SUMMARY OF               The Company's principal business is the precision
     SIGNIFICANT              computer control machining of metal products on a
     ACCOUNTING               contract-order basis. The Company operates,
     POLICIES AND             distributes and markets its products in New York
     PRINCIPAL                State.
     BUSINESS
     ACTIVITY:                Revenue is recognized when goods are shipped to
                              customers.

                              Inventory is stated at the lower of cost
                              (first-in, first-out method) or market.

                              Depreciation and amortization of property and equipment is provided for by the straight-line method over the estimated useful lives of the respective assets or the life of the lease for leasehold improvements.

                              The Company maintains cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash.

                              The Company considers all highly liquid
                              investments with an original maturity of three months or less to be cash equivalents.

                              The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates by management. Actual results could differ from those estimates.

                              On October 9, 1997, Kolar, Inc., a wholly owned subsidiary of CPI Aerostructures, Inc. purchased substantially all of the assets and assumed substantially all of the liabilities of Kolar Machine, Inc.

 2. INVENTORY:                Inventory consists of the following:

                              Raw materials                            $ 567,437
                              Work-in-process                            617,884
                              Finished goods                             870,148
                              --------------------------------------------------
                                                                      $2,055,469
                              ==================================================

 3. PROPERTY AND EQUIPMENT:   Property and equipment, at cost, consists of the
                              following:

                                                                                                  Estimated
                                                                                                 Useful Life
                                               -------------------------------------------------------------
                                                Machinery                            $5,112,385     5 years
                                                Leasehold improvements                  808,893    15 years
                                                Equipment, furniture and fixtures       199,177     5 years
                                                Automobiles and trucks                  143,672     5 years
                                                ------------------------------------------------------------
                                                                                      6,264,127
                                                Less accumulated depreciation
                                                and amortization                      4,628,144
                                                ------------------------------------------------------------
                                                                                     $1,635,983
                                                ============================================================

                                                             KOLAR MACHINE, INC.

                                                   NOTES TO FIANNCIAL STATEMENTS

================================================================================


 4. NOTES PAYABLE:           Notes payable consists of the following:

                                                Note payable - bank                               $1,024,920
                                                Capital lease obligations                             16,395
                                                ------------------------------------------------------------

                                                                                                  $1,041,315
                                                ============================================================


                              The notes payable are all classified as current because on October 9, 1997 the notes were paid in full in conjunction with Kolar, Inc.'s purchase of substantially all of the assets and assumption of substantially all of the liabilities of the Company.


 5. COMMITMENTS:              The Company leased factory and office
                              facilities at various locations from its sole shareholder under noncancelable operating leases.
                              Rent expense includes real estate taxes and other expenses.

                              On October 9, 1997 the sole shareholder sold all of the Company's factory and office facilities to Kolar, Inc., and accordingly the leases were cancelled.

                              Rent expense charged to operations for the period ended October 9, 1997 and the year ended December 31, 1996, including escalation charges, amounted to $177,855 and $152,928, respectively.

 6. PROVISION FOR             The benefit for income taxes consists of the
    INCOME TAXES:             following:

                                                       Period From
                                                       January 1 to   Year Ended
                                                        October 9,  December 31,
                                                           1997          1996
                              -------------------------------------------------
                              Current                     $18,000       $20,219
                              Deferred                     12,499        11,737
                              -------------------------------------------------

                                                          $30,499       $31,956
                              =================================================

                              Reconciliation of income taxes:
                              Income taxes computed
                               at federal statutory rate $633,000      $918,000
                              Reduction from anticipated
                               effect related to S
                               corporation status        (633,000)     (918,000)
                              State income tax             30,499        31,956
                              -------------------------------------------------

                              Provision for income
                               taxes                     $ 30,499      $31,956
                              =================================================

                              The shareholder of the Company has elected to have the Company taxed as an S Corporation under the provisions of the federal and New York State income tax laws. Pursuant to these elections, no federal income taxes are payable by the Company; income or loss is reported by the shareholder. The Company is subject to state income taxes at reduced rates.

                              The Company files its income tax returns on the cash basis. The accompanying financial statements have been prepared on the accrual basis of accounting in accordance with generally accepted accounting principles. Deferred income taxes have been provided to reflect the tax effect of temporary differences arising from the differences between the financial statement and income tax bases of various assets and liabilities.

                                                             KOLAR MACHINE, INC.

                                                   NOTES TO FIANNCIAL STATEMENTS

================================================================================

 7. MAJOR CUSTOMERS:          During the period ended October 9, 1997, and the
                              year ended December 31, 1996, the Company had sales to two customers that totaled approximately
                              75% and 74%, and 12% and 15% of net sales, respectively.

                              These customers comprise approximately 89% of the Company's accounts receivable at October 9, 1997.

 8. PENSION PLANS:            The Company has a defined contribution plan under
                              Section 401(k) of the Internal Revenue Service
                              Code, wherein qualified employees may contribute a percentage of their pretax eligible compensation to the plan and the Company will match a percentage of each employee's contribution. The amount of matching contributions made by the Company for the period ended October 9, 1997 and year ended December 31, 1996 amounted to $24,978 and $31,260 respectively.

                              Additionally, the Company has a profit-sharing plan covering all eligible employees. Contributions by the Company are at the discretion of the Board of Directors. Contributions to the plan for the period ended October 9, 1997 and year ended December 31, 1996 amounted to $7,500 and $7,700 respectively. The sole shareholder of the Company and his spouse are the two trustees of the Plan.

                         CPI AEROSTRUCTURES,INC. (CPI)
                                      and
                               KOLAR MACHINE, INC. (KMI)

                    PRO FORMA COMBINED FINANCIAL INFORMATION
                                  (Unaudited)


The following pro forma combined summary of operations combines the results of operations of CPI and KMI for the year ended December 31, 1996 and for the nine-month period ended October 9, 1997. The pro forma combined financial information should be read in conjunction with the historical statements.

                         CPI AEROSTRUCTURES,INC. (CPI)
                                      and
                               KOLAR MACHINE, INC. (KMI)

                    PRO FORMA COMBINED SUMMARY OF OPERATIONS
                                  (Unaudited)
--------------------------------------------------------------------------------

                        The Period Ended October 9, 1997
--------------------------------------------------------------------------------

                                                                                     Pro Forma
                                  CPI             KMI        Adjustments             Combined
                                  ---             ---        -----------             --------

Revenues                    $  7,346,072    $ 12,288,058    $       --             $ 19,634,130
Cost of sales                  4,841,397       8,370,381            --               13,211,778
                            ------------    ------------    ------------           ------------

   Gross profit                2,504,675       3,917,677            --                6,422,352

                                                              (1,085,410) (D)
Operating expenses             1,060,394       2,042,804         959,569  (A)         2,977,357
                            ------------    ------------    ------------           ------------

   Income from operations      1,444,281       1,874,873         125,841              3,444,995

Other income (expense)           (19,247)        (14,132)       (753,811) (B)          (787,190)

Provision
for income taxes                 570,000         (30,499)        462,623  (E)         1,063,122
                            ------------    ------------    ------------           ------------

   Net earnings             $    855,034    $  1,830,242    $ (1,090,593)          $  1,594,683
                            ============    ============    ============           ============

                         CPI AEROSTRUCTURES,INC. (CPI)
                                      and
                               KOLAR MACHINE, INC. (KMI)

                    PRO FORMA COMBINED SUMMARY OF OPERATIONS
                                  (Unaudited)
-------------------------------------------------------------------------------
                          Year Ended December 31, 1996
-------------------------------------------------------------------------------

                                                                                    Pro Forma
                                  CPI            KMI        Adjustments              Combined
                                  ---            ---        -----------              --------

Revenues                    $  6,769,712    $ 13,864,920   $       --              $ 20,634,632
Cost of sales                  4,179,823       9,222,720           --                13,402,543
                            ------------    ------------   ------------            ------------

   Gross profit                2,589,889       4,642,200           --                 7,232,089

                                                               (930,672)  (D)
Operating expenses             1,751,064       1,944,013      1,267,394   (A)         4,031,799
                            ------------    ------------   ------------            ------------

   Income from operations        838,825       2,698,187       (336,722)              3,200,290

Other income (expense)           (67,349)          1,783     (1,239,934)  (B)        (1,305,500)

Extraordinary item                50,947            --             --                    50,947

Provision (benefit)
for income taxes                 318,000          31,956        407,956   (E)           757,912
                            ------------    ------------   ------------            ------------

   Net earnings             $    504,423    $  2,668,014   $ (1,984,612)           $  1,187,825
                            ============    ============   ============            ============

                         CPI AEROSTRUCTURES,INC. (CPI)
                                      and
                               KOLAR MACHINE, INC. (KMI)

                        PRO FORMA COMBINED BALANCE SHEET
                                  (Unaudited)
--------------------------------------------------------------------------------

                                October 9, 1997
--------------------------------------------------------------------------------

                                              CPI           KMI         Adjustments        Combined
                                              ---           ---         -----------        --------

ASSETS

   Current Assets:
     Cash and cash equivalents           $  3,034,555   $    250,000     $(2,066,294)(C)  $  1,218,261
     Accounts receivable                      509,334      1,275,496                         1,784,830
     Inventory                                             2,055,469                         2,055,469
     Costs & est earnings in excess
     of billings on uncompl contracts      13,516,654                                       13,516,654
     Other current assets                      35,796         26,149          28,234 (C)        90,179
                                         ------------   ------------    ------------      ------------
          Total current assets             17,096,339      3,607,114      (2,038,060)       18,665,393

Property, plant & equipment, net              129,146      1,635,983       3,764,017 (C)     5,529,146
Other assets                                  325,797              0         232,250 (C)       558,047
Goodwill                                            0              0       7,760,654 (C)     7,760,654
                                         ------------   ------------    ------------      ------------

          Total assets                   $ 17,551,282   $  5,243,097    $  9,718,861      $ 32,513,240
                                         ============   ============    ============      ============

LIABILITIES & SHAREHOLDERS' EQUITY:

   Current liabilities:
     Accounts payable                    $  1,940,449    $   312,880    $                 $  2,253,329
     Accrued expenses and income taxes        574,022        281,578                           855,600
     Notes payable                                  0      1,041,315      (1,041,315)(C)             0
     Current portion - long-term debt               0              0       1,812,500 (C)     1,812,500
     Deferred income taxes                    741,000         67,000         (67,000)(C)       741,000
                                         ------------   ------------    ------------      ------------
          Total current liabilities         3,255,471      1,702,773         704,185         5,662,429

   Long-term debt                                   0              0      12,562,500 (C)    12,562,500
   Deferred income taxes                       27,000              0                            27,000
                                         ------------   ------------    ------------      ------------

          Total liabilities                 3,282,471      1,702,773      13,266,685        18,251,929

   Shareholders' equity:
     Common stock                               7,675         75,000         (74,900)(C)         7,775
     Additional paid-in-capital            11,612,756       (400,000)        392,400 (C)    11,605,156
     Retained earnings                      2,648,380      3,865,324      (3,865,324)(C)     2,648,380
                                         ------------   ------------    ------------      ------------

          Total shareholders' equity       14,268,811      3,540,324      (3,547,824)       14,261,311
                                         ------------   ------------    ------------      ------------

          Total liabilities and
           Shareholders' equity          $ 17,551,282   $  5,243,097    $  9,718,861     $ 32,513,240
                                         ============   ============    ============      ============

                         CPI AEROSTRUCTURES,INC. (CPI)
                                      and
                               KOLAR MACHINE, INC. (KMI)


                NOTES TO PRO FORMA COMBINED FINANCIAL INFORMATION
                                   (Unaudited)

(A) To reflect depreciation of property, plant and equipment and amortization of intangible assets based on market value adjustments in connection with applying purchase accounting.

(B) To reflect additional interest expense for the cash purchase price of the acquisition.

(C)       To reflect the application of purchase accounting to the acquisition.

(D)       Known reductions in officer's compensation.

(E) To reflect income tax provision as if acquired entity were not using Subchapter S status.

                                                         CPI AEROSTRUCTURES,INC.
================================================================================


                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                        CPI AEROSTRUCTURES, INC.

Dated: December 16, 1997
                                                  By: /S/ Arthur August
                                                     --------------------------
                                                  Arthur August
                                                  President
                                                  (Principal Executive Officer)

Dated: December 16, 1997
                                                  By: /S/ Theodore J. Martines
                                                     --------------------------
                                                  Theodore J. Martines
                                                  Executive Vice President
                                                  (Principal Financial Officer)